UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 20, 2003

Date of Earliest Event Reported: November 19, 2003

ON COMMAND CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

00-21315	77-0435194
(Commission File Number)	(I.R.S. Employer Identification No.)

4610 South Ulster Street, 6th Floor Denver, CO 80237
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (720) 873-3200

(Former name or former address, if changed from last report)

ON COMMAND CORPORATION

FORM 8-K

November 20, 2003

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated November 19, 2003 of On Command Corporation, (the “Company”) announcing its operating and financial results for the third quarter ended September 30, 2003.

Item 12.	Results of Operations and Financial Condition

On November 19, 2003, the Company issued a press release announcing its operating and financial results for the third quarter ended September 30, 2003.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2003

ON COMMAND CORPORATION

By:	/s/ Bernard G. Dvorak
Bernard G. Dvorak
Senior Vice President, Chief Financial Officer and Treasurer
(Principal Accounting and Financial Officer)

EXHIBT INDEX

Exhibit.	Description

99.1	Press release dated November 19, 2003 of On Command Corporation, (the “Company”) announcing its operating and financial results for the third quarter ended September 30, 2003.